COLUMBUS MCKINNON CORPORATION
                         MONTHLY RETIREMENT BENEFIT PLAN

                  AMENDMENT NO. 2 OF THE 1998 PLAN RESTATEMENT
                             IRS TECHNICAL AMENDMENT



                Columbus McKinnon Corporation (the "Company") hereby amends the Columbus McKinnon Corporation Monthly Retirement Benefit Plan (the "Plan"), as amended and restated in its entirety effective April 1, 1998, as permitted under
Section 10.1 of the Plan, as follows:

        1. Section 11.1, entitled "Definitions and Rules of Interpretation", is amended effective April 1, 1998 by changing subsection (b) thereof to read as follows:



                "(b) "ANNUAL BENEFIT" means the benefit payable annually in the form of a straight life annuity under the terms of the Plan (aggregated with other defined benefit plans as described in (j) below) exclusive of any benefit not required to be considered for purposes of applying the limitations of Code Section 415 to the Plan. If the Annual Benefit is payable in any form other than a straight life annuity or a qualified joint and survivor annuity within the meaning of Code Section 417, it shall be adjusted to an Actuarial Equivalent benefit in the form of a straight life annuity.

                  (1) In the case of the adjustment of a benefit that is not subject to Code Section 417(e)(3), the adjustment shall be made using the mortality table described in Section 1.4(b) and an interest rate equal to the greater of the rate specified in
                  Section 1.4(c) or 5 percent.

                  (2) In the case of the adjustment of a benefit that is subject to Code Section 417(e)(3), the adjustment shall be made using the mortality table described in Section 1.4(b) and an interest rate equal to the greater of the rate specified in
                  Section 1.4(b) or Section 1.4(c)."


        2. Section 11.2, entitled "Maximum Annual Benefit" is amended effective April 1, 1998 by changing Section 11.2(b)(2) to read as follows:

                  "(2) BENEFITS COMMENCING BEFORE SOCIAL SECURITY RETIREMENT AGE. If the Annual Benefit begins before the Participant's Social Security Retirement Age, then the Dollar Limit shall be reduced as provided in this Section 11.2(b)(2) or in such other manner as the Secretary of the Treasury shall prescribe as consistent with the reduction for old-age insurance

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COLUMBUS McKINNON CORPORATION MONTHLY RETIREMENT BENEFIT PLAN
Page 2 of Amendment No. 2 of 1998 Plan Restatement

                  benefits commencing before the Social Security Retirement Age under the Social Security Act:

                                    (A)  If  the   benefit   begins   after  the
                           Participant has attained age 62, the Dollar Limit shall be reduced 5/9 of 1% for each month by which the Annuity Starting Date precedes the Participant's Social Security retirement age for the first 36 months and shall be reduced 5/12 of 1% for each additional month by which the Annuity Starting Date precedes his Social Security retirement age.

                                    (B)  If  the  benefit   begins   before  the
                           Participant has attained age 62, the Dollar Limit shall be reduced as provided in Section 11.2(b)(2)(A) in order to determine the Dollar Limit in effect at age 62. The Dollar Limit in effect on the Annuity Starting Date shall be the Actuarial Equivalent of the Dollar Limit in effect at age 62. For the purpose of determining Actuarial Equivalence, the interest rate shall be the greater of 5 percent or the rate set forth in Section 1.4(c) and the mortality table shall be the table described in Section 1.4(b) provided, however, that the mortality decrement shall be ignored to the extent that a forfeiture does not occur at death."


        3. Section 11.2, entitled "Maximum Annual Benefit" is amended effective April 1, 1998 by changing Section 11.2(b)(3) to read as follows:

                  "(3) BENEFITS COMMENCING AFTER SOCIAL SECURITY RETIREMENT AGE. If the Annual Benefit begins after the Participant's Social Security Retirement Age, then the Dollar Limit shall be increased so that the Dollar Limit in effect on the Annuity Starting Date shall be the Actuarial Equivalent of the Dollar Limit as of the Participant's Social Security Retirement Age. For the purpose of determining Actuarial Equivalence, the interest rate shall be the lesser of 5 percent or the rate set forth in Section 1.4(c) and the mortality table shall be the table described in Section 1.4(b) provided, however, that the mortality decrement shall be ignored to the extent that a forfeiture does not occur at death."

                  IN WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorized officer of the Corporation this 26th day of May, 1999, to be effective as of the dates recited herein.

                                             COLUMBUS McKINNON CORPORATION


                                         By: /s/ Robert L. Montgomery, Jr.
                                             -----------------------------


                                      Title: Executive Vice President
                                             -----------------------------